UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
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FORM 8-K
 ________________________________________________________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2013.
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UNDER ARMOUR, INC.
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Maryland	001-33202	52-1990078
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1020 Hull Street, Baltimore, Maryland		21230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (410) 454-6428

(Former name or former address, if changed since last report)
________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.

Under Armour, Inc., a Maryland corporation (the “Company”) announced on November 14, 2013, that the Company has entered into an Agreement and Plan of Merger, dated as of November 8, 2013 (the “Merger Agreement”), among the Company, MMF Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of the Company (“Merger Sub”), MapMyFitness, Inc. (“MMF”), a Delaware corporation, and Fortis Advisors LLC, as agent for the stockholders and holders of securities convertible into MMF common stock (the “Sellers”). Subject to the terms and conditions of the Merger Agreement, Merger Sub will be merged with and into MMF, with MMF surviving as a wholly-owned subsidiary of the Company (the “Merger”).

The purchase price for the Merger will be $150 million in cash, which will be adjusted to reflect that the acquisition of MMF by the Company at the closing will be on a debt free basis with MMF’s transaction expenses borne by the Sellers. In addition, the aggregate purchase price payable at the closing may be subject to adjustment up or down to reflect the amount of net cash held by MMF at closing and the difference between estimated working capital at closing and target working capital. At the effective time of the Merger, each share of MMF common stock and security convertible into or exercisable for MMF common stock that is issued and outstanding immediately prior to the effective time will be converted into a right to receive cash consideration in accordance with the terms of the Merger Agreement.

The Merger Agreement contains customary representations and warranties as well as covenants by each of the parties. Subject to certain limitations, the Company will be indemnified for damages resulting from breaches or inaccuracies of MMF’s representations, warranties and covenants in the Merger Agreement as well as certain other specified matters. The Merger Agreement further provides that an escrow fund will be established by the Sellers for the benefit of the Company in order to satisfy certain indemnification obligations that may arise during the first 30 months following the closing.

The Merger is currently expected to close by the end of 2013, subject to the satisfaction of customary closing conditions, including among others the continuing accuracy of representations and warranties and the execution of noncompetition agreements by certain key employee stockholders.

The Company intends to initially finance the Merger with borrowings under its existing revolving credit facility, cash on hand or a combination thereof, while it evaluates longer-term funding options for the transaction.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated by reference herein.

The Merger Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the parties thereto. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Merger Agreement and may be intended not as statements of fact, but rather as a way of allocating the risk to one of the parties if those statements prove to be inaccurate. In addition, the assertions embodied in those representations, warranties and covenants are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Merger Agreement. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts at the time they were made or otherwise.

Item 7.01    Regulation FD Disclosure.

On November 14, 2013, the Company issued a press release to announce the signing of the Merger Agreement. The press release is attached as Exhibit 99.1 and is incorporated by reference herein.

Forward Looking Statements

Some of the statements contained or incorporated by reference herein regarding the proposed Merger, benefits and synergies of the Merger, future opportunities for the combined company and expected timing of the completion of the transaction and any other statements about future expectations constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. In many cases, you can identify forward-looking statements by terms such as “will,” “expect,” “believe,” “should” or the negative of these terms or other comparable terminology. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts and are subject to risks and uncertainties. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. Readers are cautioned not to place undue reliance on these forward-looking statements. There are a number of risks and uncertainties that could cause actual events and results to differ materially from those indicated by the forward-looking statements. These risks and uncertainties include the ability and timing of MMF’s satisfaction of closing conditions, the Company’s ability to realize the synergies and benefits contemplated by the Merger, management’s ability to effectively integrate MMF’s business and employees with the Company, risks related to the competitive landscape for MMF’s business, litigation relating to or arising out of the Merger or MMF’s business and any changes in general economic and/or industry-specific conditions. In addition, the Company refers you to the risks and uncertainties discussed in the Company’s filings with the SEC, including its most recent annual report on Form 10-K and subsequent reports on Forms 10-Q and 8-K. The forward-looking statements contained or incorporated by reference herein reflect the Company’s views and assumptions only as of the date hereof. The Company undertakes no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
2.1	Agreement and Plan of Merger, dated as of November 8, 2013, among Under Armour, Inc., MMF Merger Sub, Inc., MapMyFitness, Inc. and Fortis Advisors LLC.
99.1	Under Armour, Inc. press release announcing signing of Merger Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNDER ARMOUR, INC.

Date: November 14, 2013	By:	/s/ BRAD DICKERSON
Brad Dickerson
Chief Financial Officer